Exhibit 10.17.2


                           COLLATERAL AGENCY AGREEMENT



                                  By and Among:



                                 AHM SPV I, LLC,
                                  As Borrower,

                                       and

                          AMERICAN HOME MORTGAGE CORP.,
                                 As the Servicer

                                       and

                        CREDIT LYONNAIS NEW YORK BRANCH,
                            As Administrative Agent,

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                               As Collateral Agent



                           Dated as of August 8, 2003

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I GENERAL TERMS........................................................1

      1.1.  Certain Definitions................................................1

ARTICLE II APPOINTMENT OF COLLATERAL AGENT.....................................1

      2.1.  Appointment........................................................1
      2.2.  Collateral Agency Fees.............................................2

ARTICLE III COLLATERAL PROCEDURES..............................................2

      3.1.  Collateral.........................................................2
      3.2.  Delivery of Collateral to the Collateral Agent.....................3
      3.3.  Power of Attorney..................................................5
      3.4.  Redemption of Mortgage Collateral..................................6
      3.5.  Releases of Mortgage Notes for Servicing...........................9
      3.6.  [RESERVED]........................................................10
      3.7.  Wet Borrowings....................................................10
      3.8.  Collateral Reporting..............................................10
      3.9.  Further Obligations of the Collateral Agent.......................11
      3.10. Segregation of Collateral.........................................11
      3.11. Delivery of Required Documents to the Administrative Agent........12
      3.12. Take-Out Commitment Reporting.....................................12

ARTICLE IV THE COLLATERAL AGENT...............................................13

      4.1. Instructions to the Collateral Agent...............................13
      4.2. Reliance by the Collateral Agent; Responsibility of the
               Collateral Agent...............................................13
      4.3.  Agents and Affiliates.............................................16
      4.4.  Successor Collateral Agent........................................16
      4.5.  Right of Inspection...............................................17
      4.6.  Accounting in Certain Circumstances...............................17

ARTICLE V INDEMNIFICATION.....................................................18

      5.1.  Indemnities by the Servicer.......................................18

ARTICLE VI MISCELLANEOUS......................................................18

      6.1.  Notices...........................................................18
      6.2.  Amendments, Etc...................................................19
      6.3.  Invalidity........................................................19
      6.4.  Survival of Agreements............................................19
      6.5.  Cumulative Rights.................................................19

                                       (i)
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      6.6.  Construction; Governing Law.......................................19
      6.7.  Successors and Assigns............................................20
      6.8.  The Collateral Agent Representations and Warranties...............20
      6.9.  Rights of La Fayette Program Agent................................20
      6.10. Counterparts......................................................20
      6.11. No Proceedings....................................................20
      6.12. Electronic Counterparts...........................................21
      6.13. Waiver of Jury Trial..............................................21
      6.14. Consent to Jurisdiction; Waiver of Immunities.....................21
      6.15. References to Loan Agreement......................................22


                             SCHEDULES AND EXHIBITS

Schedule I      Collateral Review Functions - ss.3.2(e)
Schedule II     Addresses and Notices - ss.6.1
Schedule III    Approved Investors

Exhibit D-1     Definitions - ss.1
Exhibit D-2     Security Agreement - ss.3.1(a)
Exhibit D-3     Form of Collection Account Control Agreement - ss.3.1(b)
Exhibit D-4     Form of Assignment - ss.3.1(c) and ss.3.2(a)
Exhibit D-5     Form of Transfer Request
Exhibit D-5A    Form of Shipping Request
Exhibit D-6(a)  Form of Bailee and Security Agreement Letter for Approved
                Investors - ss.3.4(b)(i)
Exhibit D-6(b)  Form of Bailee and Security Agreement Letter for Pool
                Custodian ss.3.4(b)(i)
Exhibit D-7     Form of Trustee Receipt and Security Agreement for Approved
                Investors - ss.3.5
Exhibit D-8     Form of Collateral Agent Daily Report - ss.3.8(a)
Exhibit D-9     Borrowing Report
Exhibit D-10    UCC Financing Statements - ss.3.1(d)
Exhibit D-11    Collection Account Release Notice - ss. 3.4(a)
Exhibit D-12    Assignment of Trade
Exhibit D-13    Disbursement Account Control Agreement


                                       ii

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                           COLLATERAL AGENCY AGREEMENT

                           Dated as of August 8, 2003


      THIS COLLATERAL AGENCY AGREEMENT (the "Agreement"), among AHM SPV I, LLC, a Delaware limited liability company (the "Borrower"), AMERICAN HOME MORTGAGE CORP., a New York corporation, CREDIT LYONNAIS NEW YORK BRANCH ("CL New York"), in its capacity as the administrative agent for the "Lenders" under and as defined in the Loan Agreement referred to below (the "Administrative Agent"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, in its capacity as collateral agent hereunder (the "Collateral Agent").

      WHEREAS, the Borrower has entered into a Loan Agreement dated as of August 8, 2003 (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"), among the Borrower, the Issuer, CL New York, as the Administrative Agent, the Banks, and American Home Mortgage Corp. (the "Servicer"), in its capacity as servicer thereunder, pursuant to which the Lenders may make secured Advances to the Borrower on a revolving basis;

      WHEREAS, the parties now desire to enter into this Agreement to provide for the holding and monitoring of Collateral to be furnished pursuant to the Loan Agreement;

      NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE I

                                  GENERAL TERMS

      1.1. Certain Definitions.

      Unless otherwise defined herein or in the Loan Agreement, terms are used herein as defined in Exhibit D-1 hereto.


                                   ARTICLE II

                         APPOINTMENT OF COLLATERAL AGENT

      2.1. Appointment.

            (a) The Administrative Agent, on behalf of the holders of the Obligations, hereby appoints Deutsche Bank National Trust Company, as "Collateral Agent" under this Agreement and authorizes the Collateral Agent to take such action on the Administrative Agent's behalf and to exercise such powers and perform such duties as are hereby expressly delegated to the Collateral Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto.

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            (b) The Collateral Agent hereby accepts such appointment and agrees to hold, maintain, and administer for the exclusive benefit of the holders of the Obligations all Collateral at any time delivered to it by or on behalf of the Borrower as herein provided. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the holders of the Obligations and shall not be subject with respect to the Collateral in any manner or to any extent to the direction or control of the Borrower except as expressly permitted hereunder. The Collateral Agent (or its designee) for the benefit of the Administrative Agent and the holders of the Obligations, agrees to act in accordance with this Agreement and in accordance with any written instructions of the Administrative Agent as provided in this Agreement. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Borrower except in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Administrative Agent as provided in this Agreement. Upon a written request by the Servicer (who shall not request substitution of Eligible Mortgage Loans if, as reflected in the most recent Borrowing Report, total Collateral Value of Eligible Mortgage Collateral, immediately after giving effect to a requested transfer and any accompanying substitution of Mortgage Loan Collateral, is less than total Principal Debt) and approval by the Borrower, Collateral Agent is authorized to permit substitution of Eligible Mortgage Loans (as certified by the Servicer to be Eligible Mortgage Loans) unless the Collateral Agent shall have received written notice from the Administrative Agent that a Default or Event of Default has occurred.

      2.2. Collateral Agency Fees.

      The Servicer agrees to pay such fees and expenses of the Collateral Agent as shall be agreed to in writing between the Collateral Agent and Servicer. The obligation of the Servicer to pay the Collateral Agent's fees and expenses for its services under this Agreement shall survive the termination of this Agreement and the earlier resignation or removal of the Collateral Agent.


                                   ARTICLE III

                              COLLATERAL PROCEDURES

      3.1. Collateral.

      The Borrower shall execute and deliver to the Administrative Agent:

            (a) a Security Agreement in favor of the Administrative Agent for the benefit of the holders of the Obligations in substantially the form of Exhibit D-2 hereto;

            (b) a Collection Account Control Agreement in favor of the Administrative Agent for the benefit of the holders of the Obligations substantially in the form of Exhibit D-3 hereto;

            (c) the Assignments provided for in Section 3.2 hereof in the form of Exhibit D-4 hereto; and

            (d) UCC financing statements in the form of Exhibit D-10 hereto.

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      3.2. Delivery of Collateral to the Collateral Agent.

            (a) Periodically, the Borrower may deliver Mortgage Loan Collateral to the Collateral Agent to hold as bailee for the Administrative Agent. The Borrower may deliver from time to time such other documents as shall be specified in a notice by the Administrative Agent to the Collateral Agent as documents that are required to be delivered to the Collateral Agent pursuant to this Agreement in order to meet requirements of the Loan Agreements or agreements required by the Loan Agreement. Each delivery shall be made in association with an assignment of a security interest (the "Assignment") to the Administrative Agent, for the benefit of the holders of the Obligations, in all Mortgage Loans, Take-Out Commitments and related Collateral delivered with or described in such Assignment or any schedules thereto. The Borrower shall use substantially the form illustrated in Exhibit D-4 hereto for each Assignment, or such other form as may be acceptable to, or required by, the Administrative Agent, from time to time.

            (b) Each Assignment delivered to the Collateral Agent shall be accompanied by a completed Schedule II and Schedule III, using the forms of such schedules as prescribed in Exhibit D-4 hereto, together with a current Borrowing Report, and with respect to each Mortgage Loan described in Schedule II to each Assignment the following items (collectively, the "Principal Mortgage Documents"):

                  (i) the original of each Mortgage Note, endorsed by the
            Servicer in blank (without recourse) and all intervening endorsements thereto;

                  (ii) an original executed assignment in blank for each
            Mortgage securing such Mortgage Loan, in recordable form, executed by the Originator, in the case of each Mortgage Loan that is not a MERS Designated Mortgage Loan; and

                  (iii) a certified copy of the executed Mortgage related to such Mortgage Note, certified by the Servicer, escrow agent, title company, closing attorney or an Affiliate of the Servicer as a true and correct copy.

            (c) The Servicer shall hold in trust for the Administrative Agent for the benefit of the holders of the Obligations, with respect to each Mortgage Loan included in the Collateral (the following being referred to, collectively, as the "Other Mortgage Documents"):

                  (i) the original filed Mortgage relating to such Mortgage
            Loan; provided, however, that until an original Mortgage is received from the public official charged with its filing and recordation, a copy, certified by the closing agent to be a true and correct copy of the filed and recorded original, may be used by the Borrower to satisfy this requirement;

                  (ii) other than with respect to a HUD Repossessed Property that is sold to a consumer, a mortgagee's policy of title insurance (or binding unexpired commitment to issue such insurance if the policy has not yet been delivered to the Servicer) insuring that the original mortgagee and its successors and assigns have a perfected, first-priority Lien created by the Mortgage securing such Mortgage Loan (subject to title exceptions that conform to the related Take-Out

            Commitment) in a policy amount not less than the principal amount of such Mortgage Loan;

                  (iii) the original hazard insurance policy, appropriately
            indicating that all insurance proceeds will be paid to the original mortgagee and its successors and assigns, referred to in Section 6.6(b) of the Loan Agreement which relate to such Mortgage Loan, or other evidence of insurance acceptable to the Administrative Agent;

                  (iv) the form of current appraisal of the Property described in the Mortgage, prepared by a state licensed appraiser, that complies with all applicable Governmental Requirements, provided, however, that no appraisal shall be required for Mortgage Loans (x) financing HUD repossessed Property that is sold to a consumer, financed with an FHA loan, fully insurable and in accordance with FHA guidelines, but for which an appraisal is not required, or (y) representing so called VA Rate Reduction or FHA streamline refinances, insurable in accordance with VA and FHA guidelines, but for which an appraisal is not required; and

                  (v) all other original documents.

Upon three Business Days' prior written notice by the Administrative Agent to the Collateral Agent, the Collateral Agent will receive from the Servicer all such items, held in trust. The Collateral Agent shall hold such items as bailee for the Administrative Agent or such other party as may be designated in such notice.

            (d) The Servicer shall provide the Collateral Agent and the Administrative Agent with full access to all Other Mortgage Documents held in trust for the Administrative Agent at all times.

            (e) With respect to each Assignment, together with the related electronic transmission, that is received by the Collateral Agent by 11:30 a.m. (eastern time) on a Business Day, the Collateral Agent shall include the Mortgage Loans identified thereon on the Collateral Agent Daily Report to be delivered on such Business Day, even if the Collateral Agent has not completed its review of the related Principal Mortgage Documents. The Collateral Agent shall prepare by 1:00 p.m. (eastern time) on such Business Day, the Collateral Agent Daily Report provided for in Section 3.8 hereof, and furnish it to the Administrative Agent and the Borrower. The Collateral Agent shall review the Principal Mortgage Documents for up to 500 Mortgage Loans delivered with any such Assignment no later than the opening of business of the Collateral Agent on the Business Day following delivery of such Collateral Agent Daily Report. The Collateral Agent shall have one (1) additional Business Day to review each additional set of 500 Mortgage Loans in excess of the initial set of 500 Mortgage Loans; provided, that, if the Collateral Agent does not complete its review of any such Principal Mortgage Documents within one (1) Business Day after receiving such Principal Mortgage Documents and including the related Mortgage Loan on a Collateral Agent Daily Report, the Collateral Agent shall report the Collateral Value for any and all such Mortgage Loans as zero on the Collateral Agent Daily Report for the next Business Day. The Collateral Agent's responsibility to review such Collateral is limited to the review steps described on Schedule I hereto.

            (f) The Collateral Agent shall, acting on behalf of the Administrative Agent for the benefit of the holders of the Obligations, and as agent and bailee of, and as custodian for, the Administrative Agent for the benefit of the holders of the Obligations, retain possession and custody of the documents delivered to the Collateral Agent pursuant hereto, which documents shall, subject to Section 4.2(k) and 4.4, remain in the state of California for all purposes (including but not limited to the perfection of the security interest of the Administrative Agent, for the benefit of the holders of the Obligations, in such Collateral) until the Collateral is to be released pursuant to Section 3.4 hereof.

            (g) Notwithstanding the foregoing provisions of Section 3.2, the Servicer on behalf of Borrower may ship Other Mortgage Documents to Approved Investors under bailment for review by the Approved Investor prior to purchase of a Mortgage Note under a Take-Out Commitment.

            (h) The Servicer shall deliver to the Collateral Agent within the first five (5) Business Day of each calendar month a report (the "Monthly Payment Status Report"), on a form mutually acceptable to the Servicer and the Collateral Agent, describing the delinquency status of each Mortgage Loan as of the last day of the preceding calendar month.

      3.3. Power of Attorney.

            (a) Subject to subsection (b) below, the Borrower hereby irrevocably appoints the Administrative Agent, for the benefit of the holders of the Obligations, its attorney in fact, with full power of substitution, for and on behalf and in the name of the Borrower, to: (i) endorse and deliver to any Person any check, instrument or other paper coming into the Collateral Agent's, the Administrative Agent's or any Lender's possession and representing payment made in respect of any Mortgage Note or Take-Out Commitment Document delivered hereunder or in respect of any other Collateral; (ii) prepare, complete, execute, deliver and record any Assignment to be delivered to the Collateral Agent, the Administrative Agent or to any other Person of any Mortgage relating to any Mortgage Note delivered hereunder as Mortgage Loan Collateral; (iii) endorse and deliver any Mortgage Note as Mortgage Loan Collateral arising as proceeds thereof, and do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Loan Collateral to the Administrative Agent, for the benefit of the holders of the Obligations, or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the Mortgage Loan Collateral to be delivered to the Collateral Agent or the Administrative Agent or held by the Borrower in trust for the Administrative Agent for the benefit of the holders of the Obligations;
(v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any other part of the Mortgage Loan Collateral; and (vi) sign the Borrower's name wherever appropriate to effect the performance of this Agreement.

            (b) This Section 3.3 shall be liberally, not restrictively, construed so as to give the greatest latitude to the Administrative Agent's powers, as the Borrower's attorney-in-fact, to collect, sell, and deliver any of the Mortgage Loan Collateral and all other documents relating thereto. The powers and authorities herein conferred on the Administrative Agent may be exercised by the Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an authorized officer or agent of the Administrative Agent. The power of attorney conferred by this Section 3.3 shall become effective upon the occurrence, and remain effective during the continuance, of a Default or an Event of Default and is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or any Bank Commitment is outstanding. All Persons dealing with the Administrative Agent, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Section 3.3 as existing and continuing in full force and effect until advised by the Administrative Agent that the Obligations have been fully and finally paid and satisfied and all Bank Commitments have been terminated.

      3.4. Redemption of Mortgage Collateral.

            (a) Generally. So long as no Default or Event of Default is continuing, the Servicer (on behalf of the Borrower) may obtain releases of the Administrative Agent's security interest in all or any part of the Collateral (including releases from the Collection Account) at any time, and from time to time, (i) to the extent that total Collateral Value of all Eligible Mortgage Collateral (immediately after giving effect to the requested release) equals or exceeds the Principal Debt, as shown on the most recent Borrowing Report, or
(ii) that either (A) the Borrower has made a principal payment on account of the Principal Debt in an amount, or (B) the Borrower has delivered to the Collateral Agent (and the Collateral Agent has received) as bailee for the Administrative Agent substitute Eligible Mortgage Collateral with a Collateral Value, such that after giving effect to such payment or delivery, the total Collateral Value of all Eligible Mortgage Collateral will equal or exceed the Principal Debt. Each request for a partial release of Collateral from the Collection Account shall be addressed to the Collateral Agent and the Administrative Agent and shall be substantially in the form of Exhibit D-11 attached hereto (a "Collection Account Release Notice"). So long as no Default or Event of Default is continuing, the Servicer (on behalf of the Borrower) may by written direction to the Collateral Agent effect a transfer of funds from the Collection Account to the Disbursement Account; provided, that the Servicer shall not request and the Collateral Agent shall not permit funds to be released from the Disbursement Account unless the total Collateral Value of all Eligible Mortgage Collateral (immediately after giving effect to the requested release) equals or exceeds the Principal Debt, as shown on the most recent Borrowing Report. Each request for a partial release of Collateral (excluding releases from either the Collection Account or the Disbursement Account) shall be addressed to the Collateral Agent and shall be substantially in the form illustrated in Exhibit D-5 attached hereto (the "Transfer Request").

            (b) Redemption Pursuant to Sale. So long as no Default or Event of Default is continuing, any one of the following may occur: (x) the Borrower, or the Servicer acting for the Borrower, from time to time may sell or pool Mortgage Loans either to an Approved Investor pursuant to a Take-Out Commitment or to one of the Originators under the Repurchase Agreement; (y) the Borrower may provide Mortgage Loans to one of the Originators for sale to an Approved Investor pursuant to a Take-Out Commitment, provided that payment is directed to the Collection Account and the security interest in the Mortgage Loan will not be released and the Borrower will not be deemed to have sold the Mortgage Loans to any of the Originators until the Purchase Price is received in the Collection Account; and (z) the Borrower, or the Servicer acting for the Borrower, may request the Administrative Agent to permit the Borrower to sell Mortgage Loans, or to pool Mortgage Loans, under such other circumstances as may be described in the request. Upon the receipt by the Collateral Agent of a Shipping Request preliminary to a transaction permitted by this Section 3.4, identifying Collateral to be delivered to an Approved Investor or through any of the Originators, and so long as no Default or Event of Default of which a Responsible Officer of the Collateral Agent shall have received written notice shall be in existence:

                  (i) The Collateral Agent shall deliver to the Approved
            Investor, or its loan servicing provider or custodian, under the Collateral Agent's "Bailee and Security Agreement Letter," substantially in the form of Exhibit D-6(a), or D-6(b) hereto or such other form as may be approved by the Administrative Agent as appropriate, the items of Mortgage Loan Collateral being sold which are held by the Collateral Agent as bailee for the Administrative Agent pursuant to Section 3.2 hereof, with the release of the security interest in favor of the Administrative Agent for the benefit of the holders of the Obligations in such items being conditioned upon timely payment to the Collection Account of the amount described in Section 3.4(b)(iii);

                  (ii) The Servicer shall, as agent for the Administrative
            Agent, deliver to such Approved Investor, or such Approved Investor's loan servicing provider or custodian, under a letter agreement or other arrangement approved by the Administrative Agent the items held by the Servicer pursuant to Section 3.2(c) that are related to the Mortgage Loan Collateral to be transferred on the condition that such Approved Investor or its loan servicing provider or custodian shall hold or control such Other Mortgage Documents as bailee for the Administrative Agent for the benefit of the holders of the Obligations until the Approved Investor has paid the full purchase price for such Mortgage Loan Collateral to the Collection Account pursuant to the terms of the related Take-Out Commitment;

                  (iii) Within forty-five (45) days after the delivery by the
            Collateral Agent to such Approved Investor or its loan servicing provider or custodian of the items of Mortgage Loan Collateral described in Section 3.4(b) or (ii), the Borrower shall make a payment, or shall cause a payment to be made, to the Collection Account, for distribution to the Administrative Agent for the account of the Lenders in an amount at least equal to the full purchase price for such Mortgage Loan Collateral or shall substitute Eligible Mortgage Collateral as permitted by this Section 3.4 it being understood that the Collateral Agent shall have no responsibility to verify the purchase price; and

                  (iv) With respect to each Shipping Request that is received by the Collateral Agent by 11:30 a.m. (eastern time) on a Business Day, the Collateral Agent shall use due diligence and best efforts to review such Shipping Request and prepare the Mortgage Loan files identified in each Shipping Request, for shipment prior to the close of business on the day the Shipping Request is received by the Collateral Agent, and, in any event shall review such Shipping Request and prepare the Mortgage Loan files identified in such Shipping Request no later than 24 hours after such Shipping Request is received by the Collateral Agent.

            (c) Transfers. So long as no Default or Event of Default is continuing of which a Responsible Officer of the Collateral Agent has received written notice, subject to Section 3.4(a) and (b), the Borrower or Servicer on behalf of the Borrower shall, at any time, be permitted to cause the Collateral Agent to reflect the transfer of Mortgage Loans to any Permitted Transferees (as defined below) by means of its daily electronic transmissions to the Collateral Agent, together with delivery of a Transfer Request delivered to the Collateral Agent, on or before 11:30 a.m. (eastern time), identifying each Mortgage Loan being transferred. The Collateral Agent's sole responsibility with respect to any such transfers shall be to correctly reflect such transfers on its computer system and books and records and to indicate, on its Collateral Agent's Daily Report to be delivered on such Business Day, that such transfers have been effected. "Permitted Transferees" means any of the Originators, in connection with any sale and transfer thereto effected pursuant to the terms of the Repurchase Agreement and any Approved Investor approved by the Administrative Agent as a Permitted Transferee. However, requested transfers will not be made if (A) as reflected in the most recent Borrowing Report, total Principal Debt will equal or exceed the total Collateral Value of Eligible Mortgage Collateral immediately after giving effect to a requested transfer and any accompanying substitution of Mortgage Collateral, or (B) the Collateral Agent shall have received written notice from the Administrative Agent that a Default or Event of Default has occurred.

            (d) Continuation of Lien. Unless released in writing by the Administrative Agent as herein provided, the security interest in favor of the Administrative Agent for the benefit of the holders of the Obligations, in all Mortgage Loan Collateral transmitted pursuant to Section 3.4(b) shall continue in effect until such time as the Administrative Agent shall have received payment in full of the amount described in Section 3.4(b)(iii).

            (e) Application of Proceeds; No Duty. Neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be under any duty at any time to credit the Borrower for any amounts due from any Approved Investor in respect of any purchase of any Mortgage Collateral contemplated under Section 3.4(b) above, until the Administrative Agent has actually received such amount in the form of immediately available funds, for deposit to the Collection Account. Neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any Approved Investor in respect of any such purchase.

            (f) Mandatory Redemption of Mortgage Collateral. Notwithstanding any provision hereof to the contrary, if at any time a Collateral Deficiency exists, the Borrower shall, immediately upon receipt of notice (which may be by telephone, promptly confirmed in writing) from the Administrative Agent or the Collateral Agent, make a deposit to the Collection Account or pledge, assign and deliver additional or substitute Eligible Mortgage Collateral to the Administrative Agent for the benefit of the holders of the Obligations, so that, immediately after giving effect to such payment or pledge and assignment, the total Collateral Value of Eligible Mortgage Collateral shall be equal to or greater than the Principal Debt.

            (g) Representation in Connection with Releases, Sales and Transfers. The Borrower and the Servicer each represents and warrants that each request for any release or transfer pursuant to Section 3.4(a), Section 3.4(b) or Section 3.4(c) shall automatically constitute a representation and warranty to the Lenders, the Administrative Agent, and the Collateral Agent to the effect that immediately before and after giving effect to such release or Transfer Request, the Collateral Value of Eligible Mortgage Collateral shall equal or exceed the Principal Debt. In connection with any request for a release or a Transfer Request, the Collateral Agent may assume, in the absence of written notice to the contrary received from the Administrative Agent, that immediately before and after giving effect to such release of Collateral or Transfer Request, no Default or Event of Default exists.

            (h) Limitation on Releases. Notwithstanding any provision to the contrary, the Collateral Agent shall not release any Collateral unless (i) payment of what purports to be the purchase price by the Approved Investor has been made in immediately available funds to the Collection Account; or (ii) immediately before and after giving effect thereto, the total Collateral Value of Eligible Mortgage Collateral (including any Eligible Mortgage Loans substituted for those Eligible Mortgage Loans being released) shall equal or exceed aggregate Principal Debt, as reflected in the most recent Borrowing Report.

      3.5. Releases of Mortgage Notes for Servicing.

      The Servicer may from time to time request, in writing in the form of Exhibit D-7 hereto, that the Collateral Agent deliver a Mortgage Note that constitutes Mortgage Loan Collateral so that (a) such Mortgage Note may be replaced by a corrected Mortgage Note, or (b) any servicing action may take place with respect to such Mortgage Note. Upon receipt by the Collateral Agent of such a request from the Servicer, and so long as the Collateral Agent has not received written notice that a Default or Event of Default shall be in existence, the Collateral Agent shall deliver to the Servicer, under the "Trust Receipt and Security Agreement Letter," substantially in the form of Exhibit D-7, hereto, or such other form as may be approved by the Administrative Agent, the Mortgage Note to be corrected or serviced, such delivery to be conditioned upon the receipt by the Collateral Agent within fourteen (14) calendar days of either a corrected Mortgage Note, in the case of Mortgage Notes delivered for correction, or the Mortgage Note originally delivered to the Servicer by the Collateral Agent, in the case of a Mortgage Note delivered for a servicing action; provided, that (as certified to the Collateral Agent by the Servicer):

                  (i) at no time shall Mortgage Notes having an aggregate
            Collateral Value in excess of $5,000,000 be so delivered to the Servicer pursuant to this Section 3.5 (the Collateral Value assigned to each such Mortgage Notes delivered for correction shall be determined utilizing as the principal amount of such Mortgage Note the lesser of the uncorrected face value of such Mortgage Note and the correct face value of such Mortgage Note known to the Borrower or the Servicer; provided, however, that if the correct face value of such Mortgage Note is not known to the Collateral Agent, the Collateral Agent may use the uncorrected face value of such Mortgage
            Note in determining the Collateral Value);

                  (ii) with respect to Mortgage Notes delivered for correction, until such time as a corrected Mortgage Note shall have been delivered to the Collateral Agent, the Collateral Value attributed to each Mortgage Note delivered to the Servicer to be corrected in accordance with this Section 3.5 shall be the lesser of the uncorrected face value of such Mortgage Note and the corrected face value of such Mortgage Note known to the Borrower and communicated in writing by the Borrower to the Collateral Agent; provided, however, that if the correct face value of such Mortgage Note is not known to the Collateral Agent, the Collateral Agent may use the uncorrected face value of such Mortgage Note in determining the Collateral Value; and

                  (iii) notwithstanding the preceding clause (ii), unless, (A)
            in the case of Mortgage Notes delivered for correction, the corrected Mortgage Note is endorsed in blank (without recourse) and re-delivered to the Collateral Agent within 14 calendar days of the date of delivery by the Collateral Agent of the Mortgage Note to be corrected, or (B) in the case of Mortgage Notes delivered for servicing actions, the original Mortgage Note is re-delivered to the Collateral Agent within 14 calendar days of the date of delivery by the Collateral Agent of the Mortgage Note to be serviced, the Collateral Value attributed to either the Mortgage Note to be delivered and the corrected Mortgage Note, or the Mortgage Note delivered for servicing, shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to the corrected Mortgage Note or the Mortgage Note delivered for correction or servicing will be reinstated promptly upon the subsequent delivery thereof to the Collateral Agent.

      3.6. [RESERVED].

      3.7. Wet Borrowings.

            (a) Pursuant to the Loan Agreement, the Borrower may from time to time request that certain Borrowings be funded after delivery to the Collateral Agent of the related Assignment, but prior to the delivery to the Collateral Agent of the corresponding Principal Mortgage Documents (individually a "Wet Borrowing"; collectively "Wet Borrowings"). The Borrower and the Administrative Agent acknowledge that Advances in respect of Wet Borrowings are subject to various terms and conditions of the Loan Agreement, including those set forth in
Section 2.3(c) to the Loan Agreement.

            (b) Delivery of Principal Mortgage Documents. Within nine (9) Business Days after the date that each Assignment is delivered (and inclusion of the related Wet Loans within the computation of Collateral Value as reported on the Collateral Agent Daily Report) to the Collateral Agent, the Borrower shall deliver to the Collateral Agent all of the Principal Mortgage Documents pertaining to such Wet Loans, or make a mandatory prepayment so that after giving effect thereto, the Collateral Value of Eligible Mortgage Collateral (excluding such Wet Loans) shall equal or exceed the Principal Debt.

      3.8. Collateral Reporting.

            (a) At the commencement of each Business Day, and in no event later than 1:00 p.m. (eastern time), the Collateral Agent shall furnish to the Borrower, Servicer and the Administrative Agent by facsimile (a hard copy of which shall not subsequently be mailed, sent or delivered to any such party, unless so requested in writing by such party) a duly completed report in the form of Exhibit D-8 hereto, (the "Collateral Agent Daily Report") specifying and certifying the then total Collateral Value of the Eligible Mortgage Collateral and other information, all as more fully provided for therein and as set forth on Schedule I hereto, noting, except for any Wet Loans and other Mortgage Loans with respect to which the Collateral Agent has not completed its review of the Principal Mortgage Documents, any applicable Exceptions on Schedule I thereto.

                  (i) The Collateral Agent may assume the accuracy of all
            information supplied by the Borrower to the Collateral Agent in any Assignment, or related electronic transmission, received by the Collateral Agent, including but not limited to the acquisition price paid for any Mortgage Loan, the unpaid principal balance of any Mortgage Loan as of its closing and funding date and the weighted average purchase price under Take-Out Commitments used in the related Collateral Value calculation and whether the Mortgage Loan is a Conforming Loan or a Jumbo Loan; and

                  (ii) The Collateral Agent may assume the accuracy of the
            information supplied by the Borrower to the Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Collection Account represent the purchase price paid for a specific Mortgage Loan and, consequently, whether the Collateral Value of such Mortgage Loan should be removed from such calculation.

            (b) Two Business Days prior to the date on which the Maximum Facility Amount has changed, the Servicer shall notify the Collateral Agent and the Borrower (by facsimile) of the new Maximum Facility Amount under the Loan Agreement. For purposes of paragraph 4 of the Collateral Agent Daily Report, the Collateral Agent shall assume that the Maximum Facility Amount is $200,000,000 unless it receives written notice to the contrary from the Administrative Agent.

            (c) The Collateral Agent shall monitor and report on the Collateral Agent Daily Report the amount of Wet Loans and the portion thereof for which the related Principal Mortgage Documents have been delivered to the Collateral Agent within the time period permitted under Section 3.7.

      3.9. Further Obligations of the Collateral Agent.

      The Collateral Agent shall promptly notify the Administrative Agent if the Collateral Agent receives written notice (i) that any Lien (other than for the Administrative Agent for the benefit of the holders of the Obligations) has been placed, or attempted to be placed, on any Collateral for the Obligations or that the Administrative Agent's security interest shall have been challenged or (ii) that any Approved Investor has rejected any Collateral that is related to a Mortgage Loan that has been delivered to the Collateral Agent as Collateral for the Obligations.

      3.10. Segregation of Collateral.

      The Collateral Agent shall keep and maintain the Collateral on its documents, books and records separate and apart from its other Property and from any Property securing any liabilities of the Borrower to any other Person. Without limitation of the foregoing, the Collateral Agent shall keep and maintain the Collateral on its documents, books and records separate and apart from any collateral provided by the Borrower in favor of any other lender providing financing to the Borrower. This provision does not require physical separation of the Principal Mortgage Documents or Other Mortgage Documents from collateral held for other loans, but each Mortgage Loan must be maintained in a separate file folder from the documents related to any other mortgage loan.

      3.11. Delivery of Required Documents to the Administrative Agent.

      Upon written request of the Administrative Agent, after the occurrence of and during the continuation of an Event of Default under the Loan Agreement of which a Responsible Officer of the Collateral Agent has received written notice, the Collateral Agent shall deliver within two (2) Business Days (or in contemplation of removing the Collateral Agent as collateral agent hereunder, the Collateral Agent shall deliver within five (5) Business Days,) to the Administrative Agent or its designee any or all documents and other items of Collateral which are then in the possession or control of the Collateral Agent. The Administrative Agent shall provide the Borrower with a copy of any such notice delivered to the Collateral Agent. All special handling and delivery costs shall be paid by the Borrower. The Administrative Agent shall hold the interest of La Fayette in the Collateral as agent of the La Fayette Program Agent and subject to the security interest granted by La Fayette to the La Fayette Program Agent.

      3.12. Take-Out Commitment Reporting.

            (a) Each Assignment delivered to the Collateral Agent shall indicate
(x) the Approved Investor with respect to the Take-Out Commitment, or (y) that there is no loan level Take-Out Commitment but that the Mortgage Loan is hedged.

      For each Mortgage Loan that, as of the fourth Business Day after delivery of the Assignment relating to such Mortgage Loan, is covered by a Take-Out Commitment in the form of a hedge by forward sale commitment but is not covered by a loan-specific Take-Out Commitment, the Servicer shall furnish to the Borrower and the Collateral Agent a duly completed Hedge Report in the form of Exhibit K to the Loan Agreement, no later than 10:00 a.m. (eastern time) on the first Business Day of each week. In addition, no later than 10:00 a.m. on the first Business Day following the delivery of any Assignment that reflected one or more Mortgage Loans that were covered by a Take-Out Commitment in the form of a forward sale commitment hedge, but not a loan-specific Take-Out Commitment, the Servicer shall furnish the Borrower and the Collateral Agent with a list of Mortgage Loans that subsequently were committed pursuant to the loan-specific Take-Out Commitment, with an code indicating the Investor related to the Take-Out Commitment and an indication of the price associated with the Take-Out Commitment.

            (b) The Borrower shall provide the Administrative Agent with up-to-date copies of the Take-Out Commitment Master Agreements for each Approved Investor.

            (c) Upon request of the Administrative Agent at any time, the Servicer shall furnish to the Administrative Agent (x) if there are any Mortgage Loans not subject to a loan level Take-Out Commitment, a duly completed Hedge Report in the form of Exhibit K, and (y) a list of loan-specific Take-Out Commitments, together with copies of any such loan-specific Take-Out Commitments to the extent not previously delivered to the Administrative Agent.

                                   ARTICLE IV

                              THE COLLATERAL AGENT

      4.1. Instructions to the Collateral Agent.

      As to any matter not expressly provided for by this Agreement, the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Administrative Agent acting on behalf of the holders of the Obligations; provided, however, that the Collateral Agent shall not be required to take any action which may expose the Collateral Agent to any liability that such Collateral Agent determines to be unreasonable in light of the circumstances or that is contrary to this Agreement or any Governmental Requirement.

      4.2. Reliance by the Collateral Agent; Responsibility of the Collateral Agent.

            (a) The Collateral Agent shall perform its duties hereunder in accordance with the standards followed by the Collateral Agent in dealing with similar property for its own account. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, neither the Collateral Agent nor any of its respective directors, officers, agents, representatives, employees, attorneys-in-fact or Affiliates shall be liable for any action taken or omitted to be taken by it or them (in their capacity as or on behalf of the Collateral Agent) under or in connection with this Agreement or the other Transaction Documents, except for its or their own gross negligence or willful misconduct, for which the Collateral Agent shall be liable. In no event shall the Collateral Agent, its directors, officers, agents or employees be liable, directly or indirectly, for any special, indirect, punitive or consequential damages.

            (b) All Collateral at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Collateral Agent, conspicuously marked to show the interest therein of the Collateral Agent as bailee for the Administrative Agent on behalf of the holders of the Obligations and not commingled with any other assets or property of, or held by, the Collateral Agent for any person other than the Borrower or any of the Originators. The Collateral Agent shall have responsibility only for documents which have been actually delivered to the Collateral Agent in connection herewith and which have not been released to the Administrative Agent, the Borrower, the Servicer, a transferee or their respective agent or designee in accordance with this Agreement. In the event that a Mortgage Note has been delivered to the Collateral Agent and, subsequently, the Collateral Agent cannot locate such Mortgage Note, then the Collateral Agent shall prepare and execute a lost note affidavit with appropriate indemnification and shall deliver such lost note affidavit to the party that otherwise would have been entitled to delivery of the related Mortgage Note in accordance with this Agreement at the time such Mortgage Note would have been delivered.

            (c) Under no circumstances shall the Collateral Agent be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document nor shall the Collateral Agent be responsible for the value, form, substance, validity, perfection (other than by taking and continuing possession of the Collateral), priority, effectiveness or enforceability of any of such documents nor shall the Collateral Agent be under a duty to inspect, review or examine the documents to determine whether they are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

            (d) The Collateral Agent may accept but shall not be responsible for examining, determining the meaning or effect of, or notifying or advising the Borrower or the Administrative Agent in any way concerning, any item or document in any file regarding a Mortgage Loan that is not one of the items or documents listed in Section 3.2(b). The Borrower shall be solely responsible for providing to the Collateral Agent each and every document listed in Section 3.2(b) and for completing or correcting any omission, or incomplete or inconsistent document.

            (e) With respect to the calculations in connection with Collateral Agent Daily Reports, the Collateral Agent shall be entitled to rely upon the information contained in any Assignment. The Collateral Agent shall (i) except for Wet Loans for which it has not yet received the Principal Mortgage Documents, hold all Principal Mortgage Documents relating to each Mortgage Loan exclusively for the benefit of the holders of the Obligations under the terms of this Agreement (i.e., is not held by the Collateral Agent for the benefit of any other Person), and (ii) in the case of Wet Loans, monitor and report the amount of such Wet Loans and the portion thereof for which the related Principal Mortgage Documents have been delivered to the Collateral Agent within the time period permitted under Section 3.7. Except as otherwise expressly provided in this Agreement, the Collateral Agent shall have no duty to investigate or conduct any due diligence with respect to such information.

            (f) With respect to the determination of whether a Mortgage Loan constitutes an Eligible Mortgage Loan, the Collateral Agent shall be responsible for determining that: (i) such Mortgage Loan meets the requirements of clauses (a(ii)), (d) (with respect to (d), it being understood and agreed that the Collateral Agent is not responsible to determine whether the related Mortgage
Note is a legal, valid and binding obligation of the Obligor), (e), (i(iv-vi)),
(j) and (m) of the definition of Eligible Mortgage Loan, (ii) that no more than 45 days have lapsed since the date on which the original Mortgage Note evidencing such Mortgage was shipped to the related Approved Investor, and (iii) pursuant to Sections 3.9(i), 3.10 and 4.2(e), to the Collateral Agent's best knowledge such Mortgage Loan is subject to a perfected first-priority Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations, and, to the Collateral Agent's best knowledge, is not subject to any other Lien; but the Collateral Agent may assume that all of the other requirements of the definition of Eligible Mortgage Loan have been satisfied.

            (g) The Collateral Agent is an agent and bailee only and is not intended to be, nor shall it be construed to be a trustee or fiduciary under this Agreement of or for either or both of the Borrower or the Administrative Agent.

            (h) The Collateral Agent shall retain possession and custody of the Principal Mortgage Documents received from the Borrower and pertaining to each Mortgage Loan file as agent and bailee of, and as custodian for, the Administrative Agent for all purposes (including but not limited to the perfection of the security interest of the Administrative Agent for the benefit of the holders of the Obligations) until the Collateral is released pursuant to
Section 3.4 or 3.5 hereof.

            (i) Without limitation of the generality of the foregoing, the Collateral Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by the Collateral Agent or the Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) except as provided in this Agreement, makes no warranty or representation to the Administrative Agent or the holders of any Obligations and shall not be responsible to the Administrative Agent or the holders of any Obligations for any statements, warranties or representations made in or in connection with this Agreement or the other Transaction Documents;
(iii) except as provided in Sections 3.2(e), 3.4(a), (b), (c), (h), 3.8, 3.9 and this Section 4.2, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to the Administrative Agent or the holders of any Obligations for the due execution, legality, validity, enforceability of this Agreement or any other instrument or document furnished pursuant hereto as it relates to any party other than the Collateral Agent, or for the genuineness, effectiveness, sufficiency, value, perfection or priority of any Collateral; (v) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed in good faith by the Collateral Agent, to be genuine and signed or sent by the proper Person; (vi) shall be entitled to rely on the terms of this Agreement and shall be under no obligation to review the terms of the other Transaction Documents, and in the event of any conflict between this Agreement and the Transaction Documents, the terms of this Agreement shall control with respect to the rights and obligations of the Collateral Agent; and (vii) in the event of any amendment, revision, restatement, waiver or other change to the Transaction Documents which could have the effect of increasing the level of effort or changing the scope of work of the Collateral Agent under this Agreement and which was not consented to in writing by the Collateral Agent, shall not be given effect so as to modify in quantity or otherwise the obligations of the Collateral Agent under this Agreement; (as an example only of the foregoing, and to avoid doubt in interpretation of this subsection (vii), an increase in the aggregate commitments of the Lenders of the Loan Agreement shall not, unless the Collateral Agent receives two weeks' advance written notice of any such amendment, revision, restatement, waiver or other change to the Transaction Documents, require the Collateral Agent to review Mortgage Loan Collateral that would relate to such increased commitment).

            (j) The Collateral Agent may execute any of its duties under this Agreement by or through agents, attorneys, custodians, nominees or attorneys-in-fact (which agents, attorneys, custodians, nominees or attorneys-in-fact shall be accorded the same rights and obligations applicable to the Collateral Agent) and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall be responsible for the actions or non-actions of any agent, attorneys, custodians, nominees or attorneys-in-fact selected by it to the extent it would have been liable had it taken such action itself; provided, however, that nothing contained herein shall affect in any manner or any extent the rights of the Borrower or the Administrative Agent against such agents or attorneys-in-fact.

            (k) Merger of Collateral Agent. Any entity into which the Collateral Agent may be merged or converted or with which may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any entity succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            (l) None of the provisions of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfaction to it against such risk or liability is not assured to it.

            (m) The Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented to the proper party or parites.

      4.3. Agents and Affiliates.

      The Collateral Agent and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of the Originators, any of the Originators' Affiliates and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if the Collateral Agent were not the Collateral Agent and without any duty to account therefor to the Administrative Agent or the holders of any Obligations.

      4.4. Successor Collateral Agent.

      The Collateral Agent may resign at any time by giving written notice thereof to the Borrower and the Administrative Agent. The Collateral Agent may be removed at any time with cause, and upon thirty (30) days written notice without cause, by the Administrative Agent on behalf of the holders of the Obligations. Upon request of the Borrower, so long as no Default or Event of Default exists, the Collateral Agent shall be removed by the Administrative Agent, provided that any removal without cause shall be preceded by thirty (30) days written notice to the Collateral Agent and the Borrower shall pay immediately upon demand all costs and expenses incurred by any Lender, the Administrative Agent or the Collateral Agent in connection therewith. Upon any such resignation or removal, the Administrative Agent, at the direction of the Majority Banks, shall have the right to appoint a successor Collateral Agent. Any successor Collateral Agent appointed by the Administrative Agent, provided that no Default or Event of Default exists, shall be satisfactory to the Borrower at the time of appointment. In the case of a retirement or resignation, if no successor Collateral Agent shall have been so appointed by the Administrative Agent (and approved by the Borrower, if applicable), and shall have accepted such appointment, within 60 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent shall deliver all Mortgage Loan Collateral in its possession to the Administrative Agent and the Collateral Agent shall be discharged from its duties and obligations under this Agreement. After a notice of retirement or resignation has been given by the Collateral Agent and until a successor Collateral Agent shall have been appointed, the Administrative Agent shall pay all reasonable fees and out of pocket expenses owed to the Collateral Agent by the Servicer pursuant to any written agreement between the Collateral Agent and the Servicer, provided, however, that the Borrower shall reimburse the Administrative Agent for all such payments. No such resignation or removal shall be effective until the earlier of
(1) the date on which a successor Collateral Agent shall have been appointed, and accepted such appointment, in accordance with this Section 4.4 or (2) the day upon which a period of 60 days has passed after notice of such resignation or removal. Upon the acceptance of any appointment of the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. The retiring or removed Collateral Agent shall take all steps reasonably necessary to provide for an orderly transfer of the Collateral and all related documentation to the successor Collateral Agent at the Servicer's expense. After any retiring Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Collateral Agent under this Agreement.

      4.5. Right of Inspection.

      The Collateral Agent shall permit any officer, employee or agent of the Borrower, the Servicer or the Administrative Agent that may so request to visit and inspect the premises on which the custodial duties of the Collateral Agent hereunder are performed, examine the books and records of the Collateral Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers of the Collateral Agent that are responsible therefor, at such time, after reasonable prior written notice to the Collateral Agent, as may be mutually acceptable to the Collateral Agent and such Borrower, Servicer or Administrative Agent during the Collateral Agent's normal business hours.

      4.6. Accounting in Certain Circumstances.

      Subject to the provisions of Section 4.2 hereof, in the event that the Collateral Agent, acting in its capacity as custodian for the Administrative Agent, shall receive any money in respect of Mortgage Loan Collateral, whether pursuant to Section 3.4 hereof or Section 5 of the Security Agreement, or otherwise, the Collateral Agent shall provide an accounting therefor to the Administrative Agent and the Borrower by the end of the Business Day following receipt thereof, such accounting to include the amount received and shall promptly (but in no event later than the next Business Day) deposit such amounts into the Collection Account and prior to such deposit to be held as Collateral under the Security Instruments in favor of the Administrative Agent as provided in Section 3.1; provided, however, that all expenses of the Collateral Agent reasonably allocable to such accounting shall be added to the Obligations as expenses of the Collateral Agent. All such funds received after 4:00 p.m. (eastern time) shall be considered to have been received on the following Business Day. All such funds received shall be held uninvested (and the Collateral Agent shall not be liable for interest thereon), unless permitted by the applicable Transaction Document and otherwise instructed by the Servicer, and in such case, funds shall be invested in Eligible Investments specified by the Servicer in such instructions; provided, however, that if the Servicer directs that funds be invested in Eligible Investments, the Servicer shall be required to ensure that all investments must mature on each Settlement Date (as defined in the Loan Agreement). The Collateral Agent shall provide such other information in such detail and at such time or times as the Borrower or the Administrative Agent may reasonably request.

                                   ARTICLE V

                                 INDEMNIFICATION

      5.1. Indemnities by the Servicer. General Indemnity. Without limiting any other rights that any such Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Collateral Agent, its successors, transferees, participants and assigns and all affiliates, officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all actual damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees, expenses and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Agreement, the Security Agreement, the Collection Account Control Agreement, the Reserve Account Control Agreement or the Loan Agreement or the exercise or performance of any of its or their powers or duties hereunder or thereunder, or in respect of any Mortgage Loans or Take-Out Commitment, or related in any way to their possession of, or dealings with, the Collateral, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. This Section 5.1 shall survive the termination of this Agreement and the earlier resignation or removal of the Collateral Agent.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1. Notices.

      Any notice, demand or request required or permitted to be given under or in connection with this Agreement, the Notes or the other Transaction Documents (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. With the exception of certain administrative and collateral reports that may be directed to specific departments of the Administrative Agent, all such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses as set forth in Schedule II hereto, or at such other addresses or to such officer's, individual's or department's attention as any party may have furnished the other parties in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, except with respect to notices and requests given pursuant to Sections
2.3 and 3.3 of the Loan Agreement. Communications related thereto shall not be effective until actually received by the Collateral Agent, the Administrative Agent, the Issuer or the Borrower, as the case may be; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Collateral Agent, the Administrative Agent or the Borrower, as the case may be.

      6.2. Amendments, Etc.

      This Agreement may not be amended, supplemented or modified without the written consent of the Borrower, the Collateral Agent and the Administrative Agent. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrower the Collateral Agent, the Administrative Agent and all holders of the Obligations.

      6.3. Invalidity.

      In the event that any one or more of the provisions contained in this Agreement or any other Transaction Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

      6.4. Survival of Agreements.

      All covenants and agreements herein shall survive until payment in full of the Obligations and termination of the Bank Commitments under the Loan Agreement.

      6.5. Cumulative Rights.

      The rights, powers, privileges and remedies of the Collateral Agent and the Administrative Agent under this Agreement, and any other Transaction Document shall be cumulative, and the exercise or partial exercise of any such right, power, privilege or remedy shall not preclude the exercise of any other right or remedy. The exercise of any right, power, privilege or remedy of the Collateral Agent or the Administrative Agent under this Agreement or any Transaction Document, shall not exhaust any such right, power, privilege or remedy of the Collateral Agent or the Administrative Agent.

      6.6. Construction; Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      6.7. Successors and Assigns.

      This Agreement is binding upon and inures to the parties to this Agreement and their respective successors and permitted assigns and shall remain in full force and effect until such time, after the Termination Date, as all Obligations shall have been paid in full and all other obligations to be performed hereunder shall have been performed. The Borrower's obligations in respect of indemnification and payment provisions shall be continuing and shall survive any termination of this Agreement, subject to any applicable statute of limitations. The Collateral Agent may not assign its rights or obligations hereunder, except pursuant to Section 4.2(k) or 4.4, and any such attempted assignment shall be null and void.

      6.8. The Collateral Agent Representations and Warranties.

      The Collateral Agent represents and warrants that it: (a) is a national banking association; (b) has the power and authority to own its properties and assets and to transact the business in which it is engaged; and (c) has the power and requisite authority to execute, deliver and perform this Agreement, and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform this Agreement.

      6.9. Rights of La Fayette Program Agent.

      The parties hereto acknowledge that La Fayette has granted to the La Fayette Program Agent, for the benefit of the holders of certain obligations of La Fayette from time to time, a security interest in La Fayette's right, title and interest in and to the Advances, the Transaction Documents and the Collateral. Each reference herein or in any of the other Transaction Documents to the Liens in the Collateral granted to Administrative Agent with respect to the interest of La Fayette under the Transaction Documents shall be deemed to include a reference to such security interest of the La Fayette Program Agent and the La Fayette Program Agent shall be deemed to be a holder of Obligations. By its execution hereof, the La Fayette Program Agent hereby appoints the Collateral Agent as its agent to hold the Collateral in which it has a security interest for the purpose of perfecting the La Fayette Program Agent's security interest in the Collateral, and the Collateral Agent hereby accepts such appointment.

      6.10. Counterparts.

      This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of each of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

      6.11. No Proceedings.

      The Collateral Agent hereby agrees that it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest Commercial Paper Note issued by the Issuer is paid.

      6.12. Electronic Counterparts.

      Any form or report contemplated by this Agreement may be furnished to the Collateral Agent electronically and may be formatted in a manner convenient for electronic transmission so long as the required information is provided in an equally useable form to the format, if any, provided in this Agreement. It being understood and agreed that the Collateral Agent shall not be responsible to verify the identity of the sender of any electronic transmissions received by it.

      6.13. Waiver of Jury Trial.

      EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      6.14. Consent to Jurisdiction; Waiver of Immunities.

      EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

            (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

            (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

      6.15. References to Loan Agreement. Notwithstanding any references herein to the Loan Agreement, the parties hereto acknowledge that the Collateral Agent is not a party to the Loan Agreement and has no obligations or rights thereunder and shall not be obligated to read the Loan Agreement, know the terms and conditions contained therein or to be on notice of any of its provisions.

                                  * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                        AHM SPV I, LLC,
                                        as Borrower


                                        By:   /s/  Stephen A. Hozie
                                        Name:  Stephen A. Hozie
                                        Title:  Chief Financial Officer

                                        AMERICAN HOME MORTGAGE CORP.,
                                        as Servicer


                                        By:   /s/  Stephen A. Hozie
                                        Name:  Stephen A. Hozie
                                        Title:  Chief Financial Officer


                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as Administrative Agent


                                        By:  /s/  Conrad Meyer
                                        Name:  Conrad Meyer
                                        Title:  Director


                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Collateral Agent


                                        By:  /s/  Jerome W. Harney
                                        Name:  Jerome W. Harney
                                        Title:  Vice President

      The following entity executes this Agreement for the sole purpose of acknowledging its rights under Section 6.9 hereof.

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as La Fayette Program Agent


                                        By:  /s/  Conrad Meyer
                                        Name:  Conrad Meyer
                                        Title:  Director